Exhibit 10.1

THIRTEENTH MODIFICATION TO LOAN DOCUMENTS

THIS THIRTEENTH MODIFICATION TO LOAN DOCUMENTS (herein the “Modification”) is made and entered into as of this _31st___ day of March, 2015, by and among Intelligent Systems Corporation, a Georgia corporation (herein the “Borrower”), Corecard Software, Inc., a Delaware corporation (“Corecard”), and Chemfree Corporation, a Georgia corporation (“ChemFree,” and together with Corecard collectively referred to herein as the “Guarantors”), and Fidelity Bank, a Georgia state chartered bank (f/k/a Fidelity National Bank) (herein the “Lender”).

RECITALS:

WHEREAS, on October 1, 2003, Lender made a loan to Borrower in the original principal amount of One Million Five Hundred Thousand and No/100 Dollars ($1,500,000.00) (the “Loan”) evidenced by that certain Commercial Promissory Note dated October 1, 2003 executed by Borrower in favor of Lender (herein the “Note”).

WHEREAS, the Loan and the Note are secured and evidenced by, among other instruments, the following:

(a)	Security Agreement from Borrower in favor of Lender dated of even date with the Note (herein the “Security Agreement”);

(b)	Loan Agreement by and between Borrower and Lender dated of even date with the Note (herein the “Loan Agreement”);

(c)	Financing Statement filed in Gwinnett County, Georgia records, File no. 067-2003-010805 (herein the “Borrower Financing Statement”).

(d)	Negative Pledge Agreement by and between Borrower and Lender dated of even date with the Note (herein the “Negative Pledge Agreement”);

(e)	Assignment of Policy as Collateral Security from Borrower in favor of Lender dated of even date with the Note (herein the “Life Insurance Assignment”); and

(f)	Subordination Agreements from Borrower and certain of the Guarantors in favor of Lender dated of even date with the Note (herein “Subordination Agreements”).

The Security Agreement, the Loan Agreement, the Borrower Financing Statement, the Negative Pledge Agreement, the Life Insurance Assignment and the Subordination Agreements are collectively referred to herein as the “Loan Documents”.

WHEREAS, on October 1, 2003, each of the Guarantors executed a Guaranty in favor of Lender whereby each of the Guarantors guaranteed all of the obligations of Borrower to Lender contained under the Loan, Note and Loan Documents (herein collectively the “Guaranties”).

WHEREAS, in order to secure their obligations under the terms of the Guaranties, each of the Guarantors executed in favor of Lender certain Security Agreements dated October 1, 2003 (herein the “Guarantor Security Agreements”), which Guarantor Security Agreements are further evidenced by a Financing Statement filed in Gwinnett County, Georgia Records File No. 067-2003-010805 and that certain Financing Statement filed with the Delaware Department of State under Filing No. 20032749870 (herein collectively the “Guarantor Financing Statements”) (the Guaranties, the Guarantor Security Agreements and the Guarantor Financing Statements are herein collectively referred to as the “Guaranty Documents”).

WHEREAS, Lender, Borrower and the Guarantors entered into that certain First Modification of Loan Documents dated as of September 1, 2004 for the purpose of extending the Maturity Date of the Loan on the Note from September 1, 2004 to September 1, 2005 (all references to the Loan, Note, Loan Documents and Guaranty shall be as amended by the aforesaid First Modification of Loan Documents).

WHEREAS, Lender, Borrower and the Guarantors entered into that certain Second Modification of Loan Documents dated as of September 1, 2005 for the purpose of extending the Maturity Date of the Loan on the Note from September 1, 2005 to September 1, 2006 and to increase the maximum availability under the Loan and the Note from $1,500,000 to $2,000,000 (all references to the Loan, Note, Loan Documents and Guaranty shall be as amended by the aforesaid Second Modification of Loan Documents).

WHEREAS, Borrower requested and Lender agreed to increase the maximum availability under the Loan and the Note from $2,000,000 to $2,500,000 and Borrower, Guarantors and Lender entered into that certain Third Modification of Loan Documents dated as of June 16, 2006 in order to modify and ratify certain terms and provisions of the Note, the Loan Documents and the Guaranty Documents as more particularly set forth therein (all references to the Loan, Note, Loan Documents and Guaranty shall be as amended by the aforesaid Third Modification of Loan Documents).

WHEREAS, Borrower requested and Lender agreed to decrease the maximum availability under the Loan and the Note from $2,500,000 to $2,000,000 and to further extend the Maturity Date of the Loan and Note from September 1, 2006 to December 1, 2006, and Borrower, Guarantors and Lender entered into that certain Fourth Modification of Loan Documents dated on or about August 9, 2006 in order to modify and ratify certain terms and provisions of the Note, the Loan Documents and the Guaranty Documents as more particularly set forth therein (all references to the Loan, Note, Loan Documents and Guaranty shall be as amended by the aforesaid Fourth Modification of Loan Documents).

WHEREAS, Lender, Borrower and the Guarantors entered into that certain Fifth Modification of Loan Documents dated as of December 1, 2006 for the purpose of extending the Maturity Date of the Loan on the Note from December 1, 2006 to December 1, 2007 (all references to the Loan, Note, Loan Documents and Guaranty shall be as amended by the aforesaid Fifth Modification of Loan Documents).

WHEREAS, Lender, Borrower and the Guarantors entered into that certain Sixth Modification of Loan Documents dated as of December 1, 2007 for the purpose of extending the Maturity Date of the Loan on the Note from December 1, 2007 to December 1, 2008 (all references to the Loan, Note, Loan Documents and Guaranty shall be as amended by the aforesaid Sixth Modification of Loan Documents).

WHEREAS, Lender filed (i) a continuation statement in the UCC Records of Gwinnett County, Georgia under File No. 067-2008-003877 on April 15, 2008, which continuation statement continued in full force and effect both the Borrower Financing Statement and the Guarantor Financing Statement of record naming Borrower, QS Technologies, Inc. and Chemfree Corporation as debtors, and (ii) a continuation statement in the UCC Records of the Secretary of State of Delaware under File No. 20081731866 on May 20, 2008, which continuation statement continued in full force and effect both the Guarantor Financing Statement of record Visaer, Inc. and Corecard Software, Inc. as debtors.

WHEREAS, Lender, Borrower and the Guarantors entered into that certain Seventh Modification of Loan Documents dated as of December 1, 2008 for the purpose of extending the Maturity Date of the Loan on the Note from December 1, 2008 to June 30, 2009 (all references to the Loan, Note, Loan Documents and Guaranty shall be as amended by the aforesaid Seventh Modification of Loan Documents).

WHEREAS, Lender, Borrower and the Guarantors entered into that certain Eighth Modification of Loan Documents dated as of June 26, 2009 for the purpose of extending the Maturity Date of the Loan on the Note from June 30, 2009 to June 30, 2010 and to provide for certain other modifications with respect to the Loan (all references to the Loan, Note, Loan Documents and Guaranty shall be as amended by the aforesaid Eighth Modification of Loan Documents).

WHEREAS, Lender, Borrower and the Guarantors entered into that certain Ninth Modification of Loan Documents dated as of June 28, 2010 for the purpose of extending the Maturity Date of the Loan on the Note from June 30, 2010 to June 30, 2011 and to provide for certain other modifications with respect to the Loan (all references to the Loan, Note, Loan Documents and Guaranty shall be as amended by the aforesaid Ninth Modification of Loan Documents).

WHEREAS, Lender, Borrower and the Guarantors entered into that certain Tenth Modification of Loan Documents dated as of June 30, 2011 for the purpose of extending the Maturity Date of the Loan on the Note from June 30, 2011 to June 30, 2012 and to provide for certain other modifications with respect to the Loan (all references to the Loan, Note, Loan Documents and Guaranty shall be as amended by the aforesaid Ninth Modification of Loan Documents).

WHEREAS, Lender, Borrower and the Guarantors entered into that certain Eleventh Modification of Loan Documents dated as of June 29, 2012 for the purpose of extending the Maturity Date of the Loan on the Note from June 30, 2012 to June 30, 2014 and to provide for certain other modifications with respect to the Loan (all references to the Loan, Note, Loan Documents and Guaranty shall be as amended by the aforesaid Eleventh Modification of Loan Documents).

WHEREAS, Lender filed a continuation statement in the UCC Records of Gwinnett County, Georgia under File No. 067-2013-002407 on April 11, 2013, which continuation statement continued in full force and effect the Borrower Financing Statement of record naming Borrower as debtor.

WHEREAS, Lender, Borrower and the Guarantors entered into that certain Twelfth Modification of Loan Documents dated as of June 27, 2014 for the purpose of extending the Maturity Date of the Loan on the Note from June 30, 2014 to June 30, 2016 and to provide for certain other modifications with respect to the Loan (all references to the Loan, Note, Loan Documents and Guaranty shall be as amended by the aforesaid Twelfth Modification of Loan Documents).

WHEREAS, Borrower and CRC Industries, Inc., a Pennsylvania corporation (“CRC”), intend to enter into a Stock Purchase Agreement on or about March 31, 2015 whereby Borrower will sell all of the issued and outstanding stock of ChemFree to CRC (the “ChemFree Sale”).

WHEREAS, it is a condition to closing of the ChemFree Sale that the Lender release ChemFree from all liability in connection with the Loan, the Loan Documents and the Guaranty Documents.

WHEREAS, Borrower has requested and Lender has agreed so to release ChemFree from all liability in connection with the Loan, the Loan Documents and the Guaranty Documents, and Borrower, Guarantors and Lender desire to enter into this Modification in order to provide for such release and to modify and ratify certain terms and provisions of the Note, the Loan Documents and the Guaranty Documents as more particularly set forth herein.

NOW, THEREFORE, for and in consideration of Ten and No/100 Dollars ($10.00) and other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, Lender, Borrower and Guarantors hereby agree as follows:

1.            Recitals. The foregoing recitals are true and correct and are incorporated herein by this reference.

2.            Capitalized Terms. All capitalized terms contained in this Modification shall have the same meanings afforded to them in the Note, Loan Documents and Guaranty Documents.

3.            Release of ChemFree. Effective upon the consummation of the ChemFree Sale, the Lender, on behalf of itself, and its parent, subsidiaries and affiliates (collectively the “Lender Parties”), hereby fully and forever releases, acquits, discharges, disclaims, renounces, and covenants not to sue for, any and all claims, including any liens, demands, damages, or causes of action of whatever nature, in law or in equity, statutory, common law or otherwise (all of the foregoing collectively “Claims”), that the Lender and/or any of the Lender Parties had, has or could have had, that are related to or based in whole or in part on any liability or any other obligation, known and realized or unknown and not realized, against ChemFree, that are related to or based in whole or in part on the Loan (as heretofore increased, decreased and/or otherwise modified from time to time), the Loan Documents (as heretofore modified from time to time), the Guaranty Documents (as heretofore modified from time to time) or otherwise.

4.            Modifications to Loan Agreement.  Effective upon the execution of this Amendment, the assets of ChemFree shall hereinafter not be used or applicable towards the calculation of the Borrower Base under the terms of the Loan Agreement.

5.            No Impairment. Borrower and Corecard agree that the terms and provisions hereof shall in no manner impair, limit, restrict or otherwise affect the obligations of Borrower or Corecard to Lender or the priority of any lien evidenced by the Note, the Loan Documents or the Guaranty Documents, except for the release of ChemFree provided herein and except as modified hereby.

6.            No Defenses. Borrower and Corecard acknowledge that they have no offsets, claims, counterclaims or defenses against Lender or under any of their obligations contained in the Note, the Loan Documents or the Guaranty Documents and to the extent any such offsets, claims, counterclaims, or defenses exist, the same are hereby waived by the Borrower and Corecard.

7.            Ratification. Except for the release of ChemFree provided herein and except as amended hereby, each and every term and provision of the Note, the Loan Documents and the Guaranty Documents are hereby ratified and affirmed by Borrower and Corecard and shall remain in full force and effect. The Borrower and Corecard hereby specifically acknowledge and consent to the release of ChemFree as herein provided.

8.            No Novation. It is the intention of the parties hereto that the execution and delivery of this Modification shall in no way constitute a novation or extinguishment of the debt evidenced by the Note, Loan Documents or Guaranty Documents.

9.            Further Assurances. The Lender agrees to cooperate fully with Borrower and ChemFree and to execute any and all supplemental documents and to take all additional reasonable actions that may be necessary and appropriate to give full force and effect to the release of ChemFree provided in this Modification.

10.          Authority. Each of the Lender, Borrower and Guarantors represents and warrants for itself that it has the authority to enter into this Modification and to bind all parties that may claim through it.

11.          No Assignment by Lender. The Lender represents and warrants that it has not assigned the Loan, any of the Loan Documents, any of the Guaranty Documents, or any Claim.

12.         Governing Law. This Modification shall be governed by and interpreted according to the substantive laws of the State of Georgia.

13.        Modification of Guarantor Financing Statement. The Lender, as secured party of record under the Guarantor Financing Statement filed in Gwinnett County, Georgia, authorizes Borrower to file or cause to be filed a UCC Financing Statement Amendment substantially in the form attached hereto as Exhibit A, in order to delete ChemFree as a debtor under the Guarantor Financing Statement filed in Gwinnett County, Georgia, and to file any other financing statement amendments or other documents that may be necessary to effect the release of ChemFree from all obligations to the Lender as provided herein.

14.            Effect of Modification. In signing this Modification, the parties hereto expressly certify and covenant that they have carefully read all provisions contained herein, have had an opportunity to consult with legal counsel of their choosing and to consider the ramifications and terms of this Modification, and they have voluntarily signed this Modification with the understanding that it will be final and binding as to their interests and they have had a sufficient opportunity to review the Modification and consult with counsel of their choice prior to making such decision to execute this Modification. The parties hereby represent and warrant that this Modification is executed without reliance on any statement or representation of the other, except as expressly set forth in the within and foregoing Modification, and this Modification constitutes the entire Modification between the parties hereto and that no promise or inducement or consideration, other than that expressed in the within and foregoing Modification, has been offered or accepted and all such prior inducements or considerations are deemed merged herein. The release and modifications set forth herein and the representations, warranties, covenants, terms, conditions, and provisions of this Modification shall survive the execution hereof and be fully binding upon the parties hereto, and their respective successors, and assigns.

(REMAINDER OF PAGE INTENTIONALLY LEFT BLANK)

(SIGNATURE PAGE TO THIRTEENTH MODIFICATION TO LOAN DOCUMENTS TO FOLLOW)

IN WITNESS WHEREOF, Borrower, Guarantors and Lender have set their hands and seals to this Thirteenth Modification as of the day and year first above-written.

BORROWER: INTELLIGENT SYSTEMS CORPORATION, a Georgia corporation

By:	/s/ J. Leland Strange
Title:	President
Attest:	/s/ Bonnie L. Herron
Title:	CFO

[CORPORATE SEAL]

GUARANTORS: CORECARD SOFTWARE, INC., a Delaware corporation

By:	/s/ J. Leland Strange
Title:	President
Attest:	/s/ Bonnie L. Herron
Title:	CFO

[CORPORATE SEAL]

CHEMFREE CORPORATION, a Georgia corporation

By:	/s/ Francis A. Marks
Title:	President
Attest:	/s/ Bonnie L. Herron
Title:	CFO

[CORPORATE SEAL]

LENDER: FIDELITY BANK, a Georgia state chartered bank (f/k/a Fidelity National Bank)

By:	/s/ Raymond Zavacki
Title:	Vice President

(BANK SEAL)